Exhibit 10.1

STOCK OPTION CANCELLATION AGREEMENT

This STOCK OPTION CANCELLATION Agreement (this “Agreement”) is made this 12th day of May, 2017 (the “Effective Date”), between AntriaBio, Inc., a Delaware corporation (the “Company”), and ______ (the “Optionee”).

WHEREAS, Optionee currently holds options (the “Options”) to purchase ______ shares of the common stock (the “Common Stock”) of the Company.

WHEREAS, the Options were granted to Optionee pursuant to that certain AntriaBio, Inc. 2016 Non Qualified Stock Option Plan and Notice of Stock Option Grant dated ________ (the “Option Agreement”).

WHEREAS, Optionee desires to cancel the Options and to terminate any right, title or interest Optionee may have in or to the Options and any shares of Common Stock issuable upon exercise of the Options, which cancellation and termination shall be effective on the Effective Date.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Optionee hereby agree as follows:

1)	Cancellation. Effective as of the Effective Date:

a)	Optionee hereby waives, relinquishes and gives up any and all right, title or interest that the Optionee may have in or to the Options or any Common Stock issuable upon exercise of the Options; and

b)	The Options are hereby terminated and cancelled and shall be of no further force or effect.

2)	No Expectations or Obligations. Optionee and the Company acknowledge and agree that the cancellation and termination of the Options described herein shall be without any expectation of Optionee to receive, and without imposing any obligation on the Company to pay or grant, any cash, stock options or other consideration presently or in the future in regard to the cancellation and termination of such Options.

3)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

4)	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5)	Amendment and Modification. This Agreement may be amended, modified and supplemented only by a written document executed by the parties which specifically states that it is an amendment, modification or supplement to this Agreement.

6)	Severability. If any provision of this Agreement shall be found invalid or unenforceable in whole or in part, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement as such circumstances may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

7)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

8)	Advice of Counsel and Tax Advisor. Optionee represents and warrants that he/she has read this Agreement, has had adequate time to consider this Agreement, and has had an opportunity to consult with an attorney and his personal tax advisor prior to executing this Agreement. Optionee acknowledges that he/she understands the meaning and effect of this Agreement and has executed this Agreement knowingly, voluntarily and with the intent of being bound by this Agreement.

9)	Complete Agreement. This Agreement constitutes the entire agreement between Optionee and the Company and is the complete, final and exclusive embodiment of their agreement with regard to this subject matter. This Agreement is entered into without reliance on any promise or representation other than those expressly contained herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Optionee have caused this Agreement to be executed as of the date and year first above written.

ANTRIABIO, INC.

By:
Name:
Title:

OPTIONEE

By:
Name: